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                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q/A of Aavid Thermal Technologies, Inc. (the "Company") for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company, hereby certify, to their knowledge, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 28, 2005                  /s/ Bharatan R. Patel
                                         ---------------------------------------
                                         Bharatan R. Patel
                                         Chairman, President and Chief Executive
                                         Officer

Dated: October 28, 2005                  /s/ Brian A. Byrne
                                         ---------------------------------------
                                         Brian A. Byrne
                                         Vice President and Chief Financial
                                         Officer

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